CONSULTING AGREEMENT

THIS CONSULTING AGREEMENT (this "Agreement") is entered into this 19th day of November 2001 by and between Crysler Corporation, a Nevada corporation (the "Company") and International Securities Group Inc., a Nevada corporation ("ISG").

WHEREAS, the Company is a development stage company that has no specific business plan and intends to merge, acquire or otherwise combine with an unidentified company (the "Business Combination");

WHEREAS, ISG assisted in the incorporation of the Company;

WHEREAS, ISG is the sole shareholder of the Company and desires that the Company locate a suitable target company for a Business Combination;
and

WHEREAS, the Company desires that ISG assist it in locating a suitable target company for a Business Combination.

NOW THEREFORE, it is agreed:

1. ACTIONS BY ISG. ISG agrees to assist in:

a. The preparation and filing with the Securities and Exchange Commission of a registration statement on Form 10-SB for the common stock of the Company;

b. The location and review of potential target companies for a Business Combination and the introduction of potential candidates to the Company;

c. The preparation and filing with the Securities and Exchange Commission of all required filings under the Securities and Exchange Act of 1934 until the Company enters into a Business Combination.

2. PAYMENT OF THE COMPANY EXPENSES. ISG agrees to pay on behalf of the Company all corporate, organizational and other costs incurred or accrued by the Company until effectiveness of a Business Combination. ISG understands and agrees that any funds advanced will be carried on the books of the Company as a loan from ISG and that the Company may never have the ability to repay the loan.

3. INDEPENDENT CONSULTANT. ISG is not now, and shall not be, authorized to enter into any agreement, contracts or understandings on behalf of the Company and ISG is not, and shall not be deemed to be, an agent of the Company.

4. USE OF OTHER CONSULTANTS. The Company understands and agrees that ISG intends to work with consultants, brokers, bankers, or others to assist it in locating business entities suitable for a Business Combination and that ISG may share with such consultants or others, in its sole discretion, all or any portion of its stock in the Company and may make payments to such consultants on behalf of the Company for their services. Any payments shall be carried on the books of the Company as a loan from ISG until such time as the Company has completed a Business Combination.

5. OFFICE SPACE. ISG shall provide office space to the Company free of charge until such time as the Company has completed a Business Combination.

6. ISG EXPENSES. ISG shall provide to the Company expense reports which will be carried on the books of the Company as a loan until such time as the Company has completed a Business Combination.

7. ARBITRATION. The parties hereby agree that any and all claims (except only for requests for injunctive or other equitable relief) whether existing now, in the past or in the future as to which the parties or any affiliates may be adverse parties, and whether arising out of this agreement or from any other cause, will be resolved by arbitration before the American Arbitration Association within the State of Nevada.

8. COVENANT OF FURTHER ASSURANCES. The parties agree to take any further actions and to execute any further documents which may from time to time be necessary or appropriate to carry out the purposes of this agreement.

9. PRIOR AGREEMENTS. This agreement constitutes the entire agreement between the parties and memorializes the prior oral agreement between the parties and all understandings between the parties pursuant to such oral agreements are recorded herein. The effective date herein is as of the earliest date of the oral agreement between the parties.

IN WITNESS WHEREOF, the parties have approved and executed this Agreement.

CRYSLER CORPORATION, a
Nevada corporation

By:/s/ JACQUELINE DANFORTH
Name: Jacqueline Danforth
Title President

INTERNATIONAL SECURITIES GROUP,
INC., a Nevada corporation

By:/s/ W. SCOTT LAWLER
Name: W. Scott Lawler
Title President